EXHIBIT 1.6

YUKON                      BUSINESS CORPORATIONS ACT
JUSTICE                              FORM 3



                           CERTIFICATE OF CONTINUANCE




                              INSIDE HOLDINGS INC.




I hereby certify that the above-mentioned corporation was continued into Yukon, as set out in the attached Articles of Continuance, under section 190 of the Business Corporations Act.



                                                /s/  M. Richard Roberts
                                                --------------------------------
Corporate  Access  Number:28380                 M. Richard Roberts
Date  of  Continuance:2000-10-06                Registrar of Corporations


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